SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                ______________



Date of Report (Date of earliest event reported):  JANUARY 23, 2001



                             THE GILLETTE COMPANY
                      ------------------------------------
              (Exact name of registrant as specified in its charter)


   DELAWARE                      1-922                         04-1366970
-------------------        --------------------             ------------------
 (State or other              (Commission                     (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)


            Prudential Tower Building, Boston, Massachusetts   02199
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 421-7000

                               Page 1 of 5 pages
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ITEM 5.   OTHER EVENTS

On January 22, 2001, The Gillette Company announced that its Board of Directors had elected James M. Kilts chairman of the board and chief executive officer. He will assume responsibilities as CEO on February 12.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     99.1      Press Release issued by The Gillette Company on January 22, 2001.

                               Page 2 of 5 pages

                                 SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE GILLETTE COMPANY




Date: January 23, 2001                      BY: /s/ William J. Mostyn III
                                                ------------------------------
                                               Name:  William J. Mostyn III
                                               Title: Secretary

                              Page 3 of 5 pages

                                 EXHIBIT INDEX
                             ----------------------

Exhibit                                                       Sequential
Number                      Description                      Page Number
- -------                  -------------                      -----------
 99.1                   Press Release issued by                   5
                         The Gillette Company
                         on January 22, 2001

                             Page 4 of 5 pages